SUPPLEMENT DATED DECEMBER 15, 2003 TO

                       PROSPECTUSES DATED MAY 1, 2003 FOR

       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

               ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY THROUGH

                       NATIONWIDE VLI SEPARATE ACCOUNT - 2
                       NATIONWIDE VLI SEPARATE ACCOUNT - 4
                                       AND
                       NATIONWIDE VLI SEPARATE ACCOUNT - 5

THIS SUPPLEMENT UPDATES PROSPECTUS DISCLOSURE FOR THE ABOVE POLICIES. IN CONSULTATION WITH MANY OF THE MUTUAL FUNDS SERVING AS UNDERLYING INVESTMENT OPTIONS (SUB-ACCOUNTS), WE ARE CURRENTLY EVALUATING OUR POLICIES AND PROCEDURES WITH RESPECT TO TRANSFER REQUESTS. PLEASE READ THIS SUPPLEMENT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The first paragraph of "Sub-Account Portfolio Transfers" under "The Policy" is amended and restated as follows:

         Disruptive trading practices, which hamper the orderly pursuit of stated investment objectives by underlying mutual fund managers, may adversely affect the performance of our Sub-Accounts. Prior to the policy's Maturity Date, you may transfer among the available Sub-Account portfolios; however, in instances of disruptive trading that we may determine to be, or may have already determined to be, harmful to policy owners, we will, through the use of appropriate means available to us, attempt to curtail or limit the disruptive trading. If your trading activities, or those of a third party acting on your behalf, constitute disruptive trading, we will not limit your ability to initiate the trades as provided in your policy; however, we may limit your means for making a transfer or take other action we deem necessary to protect the interests of those investing in the affected Sub-Accounts.

The following is added as the fourth paragraph of "Sub-Account Portfolio Transfers" under "The Policy":

         We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account before the end of a stated period. These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's Sub-Account value. We will remit all such fees to the underlying mutual fund.